UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.)

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Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

ACV AUCTIONS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ACV IS ON A MISSION TO **TRANSFORM THE AUTOMOTIVE INDUSTRY** BY BUILDING THE MOST TRUSTED AND EFFICIENT DIGITAL MARKETPLACE AND DATA SOLUTIONS FOR SOURCING, SELLING AND MANAGING USED VEHICLES WITH **TRANSPARENCY AND COMPREHENSIVE INSIGHTS** THAT WERE ONCE UNIMAGINABLE.

ACV AUCTIONS	2022 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Dear Fellow Stockholders,

On behalf of the Board of Directors, it is our pleasure to invite you to the Annual Meeting of Stockholders of ACV Auctions Inc. on June 7, 2022, at 4:00 p.m., Eastern Time. The Annual Meeting will be held in a virtual-only meeting format, via live webcast available at www.proxydocs.com/ACVA. The Notice of Annual Meeting of Stockholders and the Proxy Statement contain details of the business to be conducted during the Annual Meeting.

In our first year as a public company, we continued to execute on our mission to digitally transform the automotive industry, resulting in strong financial performance and continued market share gains, while delivering best-in-class services to our growing customer base. We also continued to invest in our most important asset—our ACV team, enabling us to achieve nationwide coverage on our marketplace, and further enhanced ACV’s differentiated data and technology moat. All of this was accomplished during very challenging times for the broader automotive industry, caused by the global pandemic that resulted in unprecedented pricing and supply dynamics in the wholesale market we serve.

Highlights from 2021 included:

•	Revenue growth of 72% year over year

•	Marketplace unit growth of 43% and our first 50,000 unit month despite the negative impact of COVID-19 on automotive production

•	$8 billion of GMV sold on our digital marketplace, growth of 140% year over year

•	Greater than 100% year-over-year unit growth of consumer-sourced vehicles

•	Over 160 active territories exiting the year

•	Acquired MAX Digital, a SaaS-based pioneer in automotive data and merchandising products

•	Expanded our ACV team to nearly 2,000 teammates serving over 23,000 market participants

Looking forward, we remain excited about the massive opportunity for ACV to address a large and complex industry that is still very early in its adoption of digital solutions. By executing on this opportunity, we expect to deliver significant shareholder value over time. Our strategy to deliver on ACV’s vision is underpinned by three key pillars: Growth, Innovation and Scale.

We drive Growth by transforming the automotive market with the leading digitally native, data-driven platform, creating the most trusted and efficient marketplace in the industry. Our Innovation engine delivers technology that extends ACV’s competitive moat and creates additional growth vectors with an expanding suite of products and data services. Our proven business model delivers growth at Scale, with attractive marketplace cohort dynamics, and long-term operating leverage.

We would not be where we are today without the dedicated hard work and creativity of our people, our partnerships with our dealers and commercial partners, and the support and encouragement from our stockholders.

Our “people first” mindset drives everything we do, including how we recruit, develop and retain world class talent, and how we work together as “teammates”. Our dealers and commercial partners are more than just our customers; they collaborate with us and provide invaluable input to our platform. Our team is trained to build long-term relationships, and our approach is centered around a mantra of “calm persistence” as a means for all team members to stay focused on the long game.

Lastly, we remain true to our beliefs. We will continue to deliver on our mission to bring transparency, trust and efficiency to the markets we serve. We will continue to keep the needs of our dealers and commercial partners at the center of our decision-making. We will continue to pursue sustainable growth, which includes our investment in training, tools, technology and our product roadmap. We will continue to innovate and expand the breadth of our marketplace and data-driven offerings, both organically and through targeted acquisitions. We will continue to invest in our people and culture.

Thank you for joining us on our journey.

GEORGE CHAMOUN Chief Executive Officer

April 27, 2022

ACV AUCTIONS	2022 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

DATE:	Tuesday, June 7, 2022

TIME:	4:00 P.M. (Eastern Daylight Time)

LOCATION:	Virtual only at www.proxydocs.com/ACVA

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of ACV Auctions Inc., on (the “Company”). on Tuesday, June 7, 2022 at 4:00 p.m., Eastern Time. The Annual Meeting will be held in a virtual-only meeting format, via live webcast available at www.proxydocs.com/ACVA.

The Annual Meeting will be held for the following purposes:

•	Elect two Class I directors: George Chamoun and Robert P. Goodman

•	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022, and.

•	Transact or such other business as may properly come before the Annual Meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

We encourage you to attend the Annual Meeting online. The live webcast will provide you with the ability to participate in the Annual Meeting, vote your shares, and ask questions. In order to do so, you must register prior to the start of the meeting at www.proxydocs.com/ACVA. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the Annual Meeting and will permit you to submit questions.

The record date for the Annual Meeting is April 8, 2022. Please note that only stockholders of record at the close of business on that date are entitled to receive notice of, and to vote at, the Annual Meeting.

Please refer to the “Voting Information” section of the accompanying proxy statement for additional details.

By Order of the Board of Directors

LEANNE FITZGERALD Chief Legal Officer and Secretary Buffalo, New York April 27, 2022

Whether or not you expect to attend the Annual Meeting, please vote by telephone or through the Internet, or, if you receive a paper proxy card by mail, by completing and returning the proxy card mailed to you, as promptly as possible to ensure your representation at the Annual Meeting. Voting instructions are provided in the Notice of Internet Availability of Proxy Materials, or, if you receive a paper proxy card by mail, the instructions are printed on your proxy card and included in the accompanying Proxy Statement.

ACV AUCTIONS	2022 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TABLE OF

CONTENTS

1	Proxy Statement

	1	Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 7, 2022

	1	Explanatory Note

2	Proxy Summary

	2	Annual Meeting of Stockholders 2022

	2	Proposals for Stockholder Voting

	2	Voting Instructions

	3	Business Overview

4	Voting Information

	4	Quorum

	4	Record Date and Stockholders List

	4	Shareholders Eligible to Vote

	4	How to Vote

	5	Changing or Revoking Your Vote

	5	Choosing Not to Vote or Voting with a Blank Proxy Card

	5	Counting of Votes

	6	Voting Results

	6	Stockholder Proposals and Director Nominations for the 2023 Annual Meeting

	6	Proxy Solicitation Costs

7	Proposal 1 Election of Directors

7	Information Regarding Director Nominees and Current Directors

	7	Nominees for Election at the 2022 Annual Meeting of Stockholders (Class I)

	8	Directors Continuing in Office Until the 2023 Annual Meeting of Stockholders (Class II)

	9	Directors Continuing in Office Until the 2024 Annual Meeting of Stockholders (Class III)

10	Board of Directors and Corporate Governance

	10	Independence of Our Board of Directors

	10	Board Leadership Structure

	10	Composition and Diversity of Our Board

	11	Board Diversity

	11	Role of the Board of Directors in Risk Oversight

	12	Meetings of the Board of Directors and its Committees

	12	Information Regarding Committees of the Board of Directors

	14	Board Committees

14 Audit Committee

15 Compensation Committee

15 Nominating and Corporate Governance Committee

	16	Compensation Committee Processes and Procedures

	16	Compensation Committee Interlocks and Insider Participation

	16	Nominating and Corporate Governance Committee Processes and Procedures

	17	Change in the Number of Directors

	17	Communications with our Board of Directors

	17	Code of Business Conduct and Ethics

	17	Hedging and Pledging Policies

18	Proposal 2 Ratification of Ernst & Young LLP as Our Independent Registered Public Accounting Firm

	18	Principal Accountant Fees and Services

	18	Pre-Approval Policies and Procedures

19	Audit Committee Report

20	Board and Executive Compensation

	20	2021 Director Compensation

21	Non-employee Director Compensation

	21	Non-Employee Director Compensation Policy

22	Executive Officers

24	Executive Compensation

	24	2021 Summary Compensation Table

	24	Narrative to the Summary Compensation Table

24 Annual Base Salary

24 Annual Performance Bonus Opportunity

25 Equity-Based Incentive Awards

	25	2021 Outstanding Equity Awards at Fiscal Year End Table

	26	Employment Arrangements

	26	Potential Payments upon Termination or Change in Control

26 Change in Control Termination

26 Regular Termination

	26	Retirement, Welfare and Personal Benefits

	26	401(k) Plan

	27	Equity Compensation Plan Information

28	Security Ownership of Certain Beneficial Owners and Management

31	Transactions with Related Persons

	31	Policies and Procedures for Transactions with Related Persons

	31	Indemnification Agreements

	31	Employment of Family Member

	31	Engagement of Related Law Firm

	31	Banking Relationship

32	Householding of Proxy Materials

33	Annual Report on Form 10-K

34	Electronic Delivery of Future Proxy Materials

35	Other Matters

This Proxy Statement includes forward-looking statements within the meaning within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may appear throughout this report, including the Proxy Summary and Board and Executive Compensation. These forward-looking statements generally are identified by anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will” or “would” or the negative of these words or other similar terms or expression. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that may cause actual results to differ materially. We describe risks and uncertainties that could cause actual results and events to differ materially in “Risk Factors,” “Quantitative and Qualitative Disclosures about Market Risk,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our Forms 10-K and 10-Q. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise.

ACV AUCTIONS	2022 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	1

PROXY STATEMENT

FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

This proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation by ACV Auctions Inc. (“we,” “us,” “our,” “ACV”, “ACV Auctions”, or the “Company”) on behalf of the Board of Directors (the “Board” or the “Board of Directors”) of proxies for use at the 2022 Annual Meeting of Stockholders of the Company to be held virtually on Tuesday, June 7, 2022 at 4:00 p.m. Eastern Time, at www.proxydocs.com/ACVA (the “2022 Annual Meeting”).

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 7, 2022

We have elected to provide access to our proxy materials over the Internet under the Securities and Exchange Commission’s (“SEC”) “notice and access” rules. We believe electronic delivery will expedite the receipt of materials and will help lower costs and reduce the environmental impact of our annual meeting materials. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”).

The Notice will provide instructions as to how stockholders may access and review the proxy materials, including the Notice of Annual Meeting of Stockholders, this Proxy Statement, and the 2021 Annual Report on Form 10-K, on the website referred to in the Notice or, alternatively, how to request that a copy of the proxy materials, including a proxy card, be sent to them by mail. The Notice will also provide voting instructions. Please note that, while our proxy materials are available at the website referenced in the Notice, and our Notice of Annual Meeting of Stockholders, this Proxy Statement and the 2021 Annual Report on Form 10-K are available on our website, no other information contained on either website is incorporated by reference in or considered to be a part of this document.

We intend to mail the Notice on or about April 27, 2022 to all stockholders of record entitled to vote at the Annual Meeting. The proxy materials, including the Notice of Annual Meeting of Stockholders, this Proxy Statement, and the Annual Report on Form 10-K for the year ended December 31, 2021 will be made available to stockholders on the Internet on the same date.

EXPLANATORY NOTE

We are an “emerging growth company” as defined in the Jumpstart Our Business Startups (“JOBS”) Act. As an emerging growth company, we may take advantage of specified scaled reporting and relief from other burdens that are otherwise applicable generally to public companies. These provisions include, among other things, an exemption from the requirement to seek a non-binding advisory vote on named executive officer compensation and reduced disclosure about executive compensation arrangements. We may take advantage of these provisions until the end of the fiscal year following the fifth anniversary of March 23, 2021, the date of effectiveness of our registration statement on Form S-1 or such earlier time that we are no longer an emerging growth company. We will cease to be an emerging growth company upon the earliest of: (1) the end of the fiscal year following the fifth anniversary of March 23, 2021, the date of effectiveness of our registration statement on Form S-1; (2) the first fiscal year after our annual gross revenues are $1.07 billion or more; (3) the date on which we have, during the previous three-year period, issued more than $1.0 billion in non-convertible debt securities; or (4) the end of any fiscal year in which the market value of our common stock held by non-affiliates exceeded $700 million as of the end of the second quarter of that fiscal year. For as long as we take advantage of the scaled reporting obligations, the information that we provide stockholders may be different from information provided by other public companies.

PROXY SUMMARY

This Proxy Statement provides information for stockholders of ACV, as part of the solicitation of proxies by the Company and its Board of Directors from holders of the outstanding shares of the Company’s common stock for use at the 2022 Annual Meeting.

In this section, we highlight certain information discussed in more detail in this Proxy Statement. As it is only a summary, we encourage you to read the entire Proxy Statement before voting.

ANNUAL MEETING OF STOCKHOLDERS 2022

DATE:	June 7, 2022

TIME:	4:00 p.m. Eastern Time

LOCATION:	The Annual Meeting will be a virtual one. In order to attend the Annual Meeting, you must register at www.proxydocs.com/ACVA.

MAILING DATE:	The Notice of Annual Meeting of Stockholders, Proxy Statement, and proxy card are first being made available or mailed on or about April 27, 2022.

RECORD DATE:	April 8, 2022

PROPOSALS FOR STOCKHOLDER VOTING

Proposal 1: Election of 2 Class I Directors

(See page 7 for details.)

Proposal 2: Ratification of Appointment of Ernst & Young

LLP as our independent registered public accounting firm.

(See page 18 for details.)

Our Board’s Voting Recommendation: Election of two Class I directors Ratification of Appointment of Ernst & Young LLP	FOR all nominees FOR Proposal 2

VOTING INSTRUCTIONS

For voting instructions, please see the Voting Information section of this Proxy Statement beginning on page 4.

DIRECTOR NOMINEES				COMMITTEE MEMBERSHIPS

Name Occupation	Age	Director Since	Independent	AC	CC	NG

George Chamoun CEO, ACV Auctions Inc.	47	2016	No

Robert Goodman Partner at Bessemer Venture Partners Managing Member of Deer Management Co. LLC	61	2017	Yes		C

AC: Audit Committee

CC: Compensation Committee

NG: Nominating and Corporate Governance Committee

 C      Chair

 M      Member

ACV AUCTIONS	2022 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	3

BUSINESS OVERVIEW

Our mission is to build and enable the most trusted and efficient digital marketplaces for buying and selling used vehicles with transparency and comprehensive data that was previously unimaginable.

We provide a vibrant digital marketplace for wholesale vehicle transactions and data services that offer transparent and accurate vehicle information to our customers. Our platform leverages data insights and technology to power our digital marketplace and data services, enabling our dealers and commercial partners to buy, sell, and value vehicles with confidence and efficiency. We strive to solve the challenges that the used automotive industry has faced for generations and provide powerful technology-enabled capabilities to our dealers and commercial partners who fulfill a critical role in the automotive ecosystem. We help dealers source and manage inventory and accurately price their vehicles as well as process payments, transfer titles and manage arbitrations, and finance and transport vehicles. Our platform encompasses:

•

Digital Marketplace. Connects buyers and sellers of wholesale vehicles in an intuitive and efficient manner. Our core marketplace offering is a 20-minute live auction which facilitates instant transactions of wholesale vehicles, and is accessible across multiple platforms including mobile apps, web, and directly through API integration. We also offer transportation, financing and assurance services to facilitate the entire transaction journey.

•

Data Services. Offer insights into the condition and value of used vehicles for transactions both on and off our marketplace and help dealers, their end consumers, and commercial partners make more informed decisions to transact with confidence and efficiency. We enable dealers to accurately price wholesale and retail inventory while maximizing profit on each vehicle sold by leveraging predictive analytics informed by machine learning.

•	Data and Technology. Underpins everything we do, and powers our vehicle inspections, comprehensive vehicle intelligence reports, digital marketplace, and operations automation platform.

We power our marketplace with technology-driven products and value-added services that address the entire transaction journey, ranging from pre-inspection scheduling to post-auction services including title transferability verification, payment processing, financing, and transportation, and facilitate transactions both on and off our marketplace. Our comprehensive suite of services include ACV Transportation, ACV Capital, and our Customer Assurance (Go Green), which help create a seamless and frictionless buying and selling experience for our customers to further enhance our digital marketplace. We also provide data services to our customers for use outside of our marketplace. Our True360 Reports are used by dealers and commercial partners to provide transparent vehicle information to potential buyers, including dealers as well as consumers. Our inventory management system enables dealers to accurately price their wholesale and retail inventory. We believe the data and technology services enabled by our platform can bring value to the entire automotive industry and transform both wholesale and retail markets.

Our platform benefits from a virtuous cycle driven by our scaled, digital marketplace and the data and technology we leverage every day. More buyers and sellers engaging on our marketplace drives greater liquidity and greater vehicle selection, which leads to an overall better marketplace experience. This leads to greater scale, driving more vehicle and market data that helps grow our data and technology moat. As we collect more vehicle and market data, we are able to provide greater efficiency to buyers and sellers through more products, which in turn drives greater marketplace supply and scale. For example, our data and technology enable economies of scale that improve our value-added transportation and financing services. As we continue to grow and offer more comprehensive and efficient services, our customers can further benefit from a more streamlined, simple, and consistent experience across the full used vehicle lifecycle. These reinforcing flywheel effects continuously improve our scaled, digital marketplace, and data and technology for our customers, resulting in growth for our platform.

VOTING INFORMATION

QUORUM

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding a majority of the voting power of the outstanding shares of common stock entitled to vote are present at the Annual Meeting by virtual attendance or represented by proxy. As of the close of business on April 8, 2022, (“the Record Date”), there were 112,593,123 shares of Class A common stock and 44,459,249 shares of Class B common stock outstanding and entitled to vote.

Your shares will be counted towards the quorum only if you, attend the Annual Meeting virtually, submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee), or if you vote online during the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of the voting power of shares present at the Annual Meeting or represented by proxy may adjourn the Annual Meeting to another date.

RECORD DATE AND STOCKHOLDERS LIST

The Board has fixed the close of business on April 8, 2022 as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders of record entitled to vote at the Annual Meeting will be available for inspection by any stockholder, for any purpose germane to the meeting, during normal business hours, for a period of 10 days prior to and including the date of the Annual Meeting, at our corporate headquarters located at 640 Ellicott St., Suite 321, Buffalo, NY 14203.

STOCKHOLDERS ELIGIBLE TO VOTE

You are entitled to vote your shares at the Annual Meeting if you held your shares as of the close of business on the Record Date, April 8, 2022. Each holder of shares of our Class A common stock will have one vote per share of Class A common stock held as of the Record Date, and each holder of shares of our Class B common stock will have ten votes per share of Class B common stock held as of the Record Date. Holders of Class B common stock hold the majority of the voting power. The holders of the shares of our Class A common stock and Class B common stock will vote as a single class on all matters described in this proxy statement.

A list of our record stockholders as of the close of business on the Record Date will be made available to stockholders during the Annual Meeting at www.proxydocs.com/ACVA. In addition, for the ten days prior to the Annual Meeting, the list will be available for examination by any stockholder of record for a legally valid purpose by emailing us at ACVAuctionsIR@icrinc.com.

HOW TO VOTE

How you vote will depend on whether you are the stockholder of record or whether you are the beneficial owner of shares held in “street name”.

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote online during the Annual Meeting or by proxy in advance. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares. You may authorize that your shares be voted at the Annual Meeting in one of the following ways:

By Internet	If you received the Notice or a printed copy of the Proxy Materials, follow the instructions in the Notice or on the proxy card. Votes submitted through the Internet must be received before the polls close at the 2022 Annual Meeting on June 7, 2022.
By Telephone	If you received a printed copy of the Proxy Materials, follow the instructions on the proxy card by the date indicated thereon. Votes submitted through the telephone must be received before the polls close at the 2022 Annual Meeting on June 7, 2022.
By Mail	If you received a printed copy of the Proxy Materials, complete, sign, date, and mail your proxy card in the enclosed, postage-prepaid envelope. Proxy cards submitted by mail must be received prior to the meeting to be voted at the 2022 Annual Meeting.
Online during the Annual Meeting	You may also vote online by attending the meeting through www.proxydocs.com/ACVA. To attend the Annual Meeting and vote your shares, you must register in advance for the Annual Meeting and provide the control number located on your Notice or proxy card.

ACV AUCTIONS	2022 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	5

If, on the Record Date, your shares were held not in your name, but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account, but you must provide such instructions by the deadline provided in the materials provided by your broker bank or other agent. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may be instructed to obtain a legal proxy from your broker, bank or other nominee and to submit a copy in advance of the meeting. Further instructions will be provided to you as part of your registration process.

If you are a beneficial owner and do not instruct your broker, bank or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether, pursuant to stock exchange rules, the particular proposal is deemed to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under applicable rules and interpretations, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation, and certain corporate governance proposals, even if management supported. Accordingly, your broker or nominee may vote your shares on Proposal 2. Your broker or nominee, however, may not vote your shares on Proposal 1 without your instructions. Such an event would result in a “broker non-vote” and your shares would not be counted as having been voted on the applicable proposal. Please instruct your bank, broker or other agent to ensure that your vote will be counted.

If you vote via the Internet or by telephone, your electronic vote authorizes the named proxies in the same manner as if you signed, dated and returned your proxy card. If you vote via the Internet or by telephone, do not return your proxy card.

Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance of the Annual Meeting as described above so that your vote will be counted if you later decide not to attend or are unable to attend the Annual Meeting.

CHANGING OR REVOKING YOUR VOTE

If you are a holder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by delivering written notice of revocation to the Secretary of the Company, by submitting a subsequently dated proxy by mail, telephone or the Internet in the manner described above under “How to Vote,” or by attending the Annual Meeting and voting online during the Annual Meeting. Your most recent vote by proxy card, telephone, or internet or your vote online during the Annual Meeting is the one that is counted. Attendance at the Annual Meeting will not itself revoke an earlier submitted proxy. If you hold your shares in street name, you must follow the instructions provided by your broker, bank or nominee to revoke your voting instructions, or if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares at the Annual Meeting, by attending the Annual Meeting and voting in person virtually.

CHOOSING NOT TO VOTE OR VOTING WITH A BLANK PROXY CARD

If you are a stockholder of record and do not vote through the internet, by telephone, by completing the proxy card that may be delivered to you or online during the Annual Meeting, your shares will not be voted.

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted in accordance with the recommendations of our board of directors: “FOR” the election of each of the two nominees for director; and “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. If any other matter is properly presented at the Annual Meeting, the persons acting as proxies will vote your shares using his best judgment.

COUNTING OF VOTES

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the proposal to elect directors, votes “FOR,” “WITHHOLD” and broker non-votes; and, with respect to ratification of the appointment of our independent registered public accounting firm, votes “FOR”, “AGAINST” and abstentions. Broker non-votes on Proposal 1 will have no effect and will not be counted towards the vote total for this proposal. Abstentions on Proposal 2 will have no effect and will not be counted towards the vote total for this proposal.

The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes

1	Election of the Class I Directors	The two nominees receiving the most “FOR” votes will be elected; withheld votes will have no effect.	Not applicable	Brokers may not vote the shares if not instructed by the proxyholder, as this matter is considered “non-routine”.

2	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.	Must receive “FOR” votes from the holders of shares representing a majority of the voting power of the outstanding shares of common stock present virtually or represented by proxy and voting affirmatively or negatively (excluding abstentions and broker non-votes)	No effect	Brokers may vote the shares if not instructed by the proxyholder, as this matter is considered “routine”.

VOTING RESULTS

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2023 ANNUAL MEETING

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 28, 2022, to our Secretary at 640 Ellicott Street, #321, Buffalo, New York 14203, Attention: Secretary.

Pursuant to our amended and restated bylaws, if you wish to submit a proposal (including a director nomination) at the 2023 Annual Meeting of Stockholders that is not to be included in next year’s proxy materials, you must do so not later than the close of business on March 9, 2023 nor earlier than the close of business on February 7, 2023. However, if the date of our 2023 Annual Meeting of Stockholders is not between May 8, 2023 and July 7, 2023, to be timely, notice by the stockholder must be received (A) not earlier than the close of business on the 120th day prior to the 2023 Annual Meeting of Stockholders and (B) not later than the close of business on the later of the 90th day prior to the 2023 Annual Meeting of Stockholders or the tenth day following the day on which public announcement of the date of the 2023 Annual Meeting of Stockholders is first made. You are also advised to review our amended and restated bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

PROXY SOLICITATION COSTS

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, who will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

ACV AUCTIONS	2022 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	7

PROPOSAL 1 ELECTION OF DIRECTORS

INFORMATION REGARDING DIRECTOR NOMINEES AND CURRENT DIRECTORS

Our Board currently consists of seven members and is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. At each Annual Meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election until the third annual meeting following the election.

Set forth below is biographical information for the director nominees and each director whose term of office will continue after the Annual Meeting. This includes information regarding each director’s experience, qualifications, attributes or skills that led our Board to recommend them for board service.

Nominees for Election at the 2022 Annual Meeting of Stockholders (Class I)

GEORGE CHAMOUN

Director since 2016 Age 47 COMMITTEES: • None

CURRENT AND PAST POSITIONS

Mr. Chamoun has served as our Chief Executive Officer and a member of our Board since September 2016. Prior to joining us, Mr. Chamoun held various positions at Synacor, Inc., (“Synacor”). Mr. Chamoun co-founded Synacor’s predecessor company, Chek, Inc., and served as its Chief Executive Officer from January 1998 until he led the acquisition of MyPersonal.com, Inc. in December 2000 to form Synacor. Prior to departing Synacor in September 2016, Mr. Chamoun most recently served as President of Service Provider Sales and Marketing. In addition to his work as our Chief Executive Officer, Mr. Chamoun currently serves as chairman of Launch NY, a nonprofit organization supporting the start-up ecosystem in upstate New York. Mr. Chamoun holds a B.A. in political science from the State University of New York at Buffalo.

QUALIFICATIONS AND SKILLS

We believe that Mr. Chamoun is qualified to serve on our Board due to his experience building and leading our business and his insight into corporate matters as our Chief Executive Officer.

ROBERT P. GOODMAN

Director since 2017 Age 61 COMMITTEES: • Compensation (Chair)

CURRENT AND PAST POSITIONS

Mr. Goodman has served as a member of our Board since February 2017. Mr. Goodman is a Partner at Bessemer Venture Partners, a venture capital firm which he joined in 1998, and is a Managing Member of Deer Management Co. LLC, the management company for Bessemer Venture Partners’ investment funds, including Bessemer Venture Partners IX L.P., Bessemer Venture Partners IX Institutional L.P. and 15 Angels III LLC. Prior to joining Bessemer Venture Partners, Mr. Goodman founded and served as the Chief Executive Officer of three privately held telecommunications companies. Mr. Goodman served on the board of directors of Blue Apron Holdings from November 2015 to December 2019, is currently a member of the board of directors of CS Disco, and he is or has been a member of the boards of directors of a number of other portfolio companies of Bessemer Venture Partners in the areas of software, mobile and business-to-business marketplace. Mr. Goodman holds a B.A. in Latin American studies from Brown University and an M.B.A. from Columbia University.

QUALIFICATIONS AND SKILLS

We believe that Mr. Goodman is qualified to serve on our Board due to his experience in working with entrepreneurial companies, particularly technology companies, and his experience as a director of both public and private companies.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH CLASS I DIRECTOR NOMINEE NAMED ABOVE

Each of Messrs. Chamoun and Goodman is currently a member of our Board and has been nominated for reelection to serve as a Class I director. Each of these nominees has agreed to stand for reelection at the Annual Meeting. Our management has no reason to believe that either nominee will be unable to serve. If elected at the Annual Meeting, each of these nominees would serve until the Annual Meeting of Stockholders to be held in 2025 and until his successor has been duly elected, or if sooner, until the director’s death, resignation or removal.

Directors are elected by a plurality of the votes of the holders of shares present by virtual attendance or represented by proxy and entitled to vote on the election of directors. Accordingly, the two nominees receiving the highest number of “FOR” votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named above. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by us.

Directors Continuing in Office Until the 2023 Annual Meeting of Stockholders (Class II)

BRIAN HIRSCH

Director since 2016 Age 48 COMMITTEES: • Compensation

CURRENT AND PAST POSITIONS

Mr. Hirsch has served as a member of our Board since August 2016. He is a Co-Founder and Managing Partner of Tribeca Venture Partners, (“TVP”), which he formed in 2011, where his investment interests include entrepreneurial startups and high growth companies in numerous sectors, including marketplaces, fintech, SaaS, edtech and consumer related businesses. Prior to founding TVP, Mr. Hirsch was a founder and Managing Director of Greenhill SAVP, the venture capital arm of Greenhill & Co., Inc., from 2006 to 2011. In total, Mr. Hirsch has been a venture capitalist and early-stage tech investor for over twenty-three years. He currently serves on the board of directors of Katapult Holdings, Inc., as well as the boards of numerous private technology companies. Mr. Hirsch holds a B.A. in economics and American studies from Brandeis University.

QUALIFICATIONS AND SKILLS

We believe that Mr. Hirsch is qualified to serve on our Board due to his experience providing guidance and counsel to, including serving on the boards of directors of, a wide variety of companies across different sectors including technology, as well as his experience as a venture capitalist.

EILEEN A. KAMERICK

Director since 2020 Age 63 COMMITTEES: • Audit (Chair) • Nominating and Corporate Governance

CURRENT AND PAST POSITIONS

Ms. Kamerick has served as a member of our Board since March 2020. Ms. Kamerick is an adjunct professor at leading law schools and consults on corporate governance and financial strategy matters. Ms. Kamerick has previously served as chief financial officer at several leading companies, including Houlihan Lokey, Inc., Heidrick & Struggles International, Inc., Leo Burnett Company, Inc. and BP Amoco Americas. Ms. Kamerick currently serves on the boards of directors of Associated Banc-Corp. and Hochschild Mining, plc, where she also serves as chair of the Audit Committee, as well as on the boards of directors and as chair of the audit committees of certain closed end funds advised by Legg Mason Partners Fund Advisors, LLC. Ms. Kamerick previously served on the boards of directors of 24 AIG and Anchor Trust Funds. Ms. Kamerick additionally currently serves as a national board member and chair of the investment committee of the Alzheimer’s Association. Ms. Kamerick is a National Association of Corporate Directors Board Leadership Fellow, and she has also earned the National Association of Corporate Directors Directorship Certification. Ms. Kamerick holds a B.A. in English literature from Boston College, and an M.B.A. and a J.D. from The University of Chicago.

QUALIFICATIONS AND SKILLS

We believe that Ms. Kamerick is qualified to serve on our Board due to her financial expertise and her extensive experience as a director of other companies.

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Directors Continuing in Office Until the 2024 Annual Meeting of Stockholders (Class III)

KIRSTEN CASTILLO

Director since 2020 Age 49 COMMITTEES: • Nominating and Corporate Governance (Chair)

CURRENT AND PAST POSITIONS

Ms. Castillo has served as a member of our Board since October 2020. Ms. Castillo most recently served as Chief Operating Officer of GlobalTranz Enterprises, Inc. (“GlobalTranz”) from May 2017 to November 2018. She previously served as Chief Executive Officer of Logistics Planning Services (“LPS”) from September 2012 until its acquisition by GlobalTranz in May 2017. Ms. Castillo also served as Chief Operating Officer of LPS from September 2010 to September 2012. Since April 2020, Ms. Castillo has served on the board of directors of Ocugen, Inc. She has also served on the board of directors of The Marvin Companies since April 2019. Ms. Castillo holds a B.S. from the University of Minnesota and a Global Executive M.B.A. from Duke Fuqua School of Business.

QUALIFICATIONS AND SKILLS

We believe that Ms. Castillo is qualified to serve on our Board due to her significant business, management and leadership experience.

RENÉ F. JONES

Director since 2020 Age 57 COMMITTEES: • Audit

CURRENT AND PAST POSITIONS

Mr. Jones has served as a member of our Board since October 2020. Mr. Jones currently serves as Chairman of the board of directors and Chief Executive Officer of M&T Bank Corporation, (“M&T”), and its principal banking subsidiary, Manufacturers and Traders Trust Company, (“M&T Bank”), positions he has held since December 2017. Mr. Jones is also a member of the Executive Committee of M&T and M&T Bank. Mr. Jones joined M&T Bank in 1992 and held a number of roles there prior to his elevation to Chairman of the board of directors and Chief Executive Officer, including Executive Vice President of M&T from 2006 to 2017, Chief Financial Officer of M&T and M&T Bank from 2005 to 2016 and Vice Chairman of M&T Bank from 2014 to 2017. Mr. Jones is a director and member of the Audit and Risk Committee of the Federal Reserve Bank of New York and previously served as a member of the Federal Advisory Council of the Federal Reserve Board. He also serves as a member of the board of directors of the Jacobs Institute, a non-profit medical device innovation center in Buffalo, New York. Mr. Jones is on the board of trustees of Boston College, the Massachusetts Historical Society and is a trustee of the Burchfield Penney Art Center in Buffalo, New York and serves as a member of the UB Council of the State University of New York at Buffalo. Mr. Jones holds a B.S. in management science from Boston College and an M.B.A. with concentrations in finance, organization and markets from the University of Rochester Simon School of Business.

QUALIFICATIONS AND SKILLS

We believe that Mr. Jones is qualified to serve on our Board due to his significant financial and leadership experience with M&T.

BRIAN RADECKI

Director since 2021 Age 51 COMMITTEES: • Audit • Compensation

CURRENT AND PAST POSITIONS

Mr. Radecki has served as a member of our Board since February 2021. Mr. Radecki currently serves as the Founder, Chief Executive Officer and member of the board of directors of Rapa Therapeutics, a clinical stage start-up biotechnology company spun out of the National Cancer Institute in September 2017. Mr. Radecki is also an active angel investor, with investments across several industries in companies at various stages of the corporate lifecycle. Since January 2017, Mr. Radecki has been an investor and member of the board of directors of Wheels Up Partners Holdings LLC. Mr. Radecki also currently serves on the board of directors of Rosecliff Acquisition Corp I after joining its board in February 2021. From 1997 to 2016, Mr. Radecki held various senior operational and financial roles at CoStar Group Inc., (“CoStar”), including serving as its Chief Financial Officer from 2007. While at CoStar, Mr. Radecki helped lead the company’s initial public offering in 1998, along with subsequent equity offerings and several acquisitions. Prior to joining CoStar, Mr. Radecki served as Accounting Manager at Axent Technologies, Inc. Earlier in his career, Mr. Radecki worked at Azerty, Inc. and the public accounting firm, Lumsden & McCormick, LLP, both based in Buffalo, New York. Mr. Radecki received a B.S. in business administration and a dual degree in both accounting and finance from the State University of New York at Buffalo.

QUALIFICATIONS AND SKILLS

We believe Mr. Radecki is qualified to serve on our Board due to his extensive experience working at public companies in senior level roles, along with his substantial investment and advisory experience as a private angel investor and significant financial expertise.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

INDEPENDENCE OF OUR BOARD OF DIRECTORS

Our Class A common stock is listed on the Nasdaq Global Select Market (“Nasdaq”). Under the Nasdaq listing standards and the rules of the SEC, including Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a majority of the members of our Board must qualify as “independent,” as affirmatively determined by our Board.

After review in accordance with the independence standards of Nasdaq and the SEC of all relevant identified transactions or relationships between each director, and any of his or her family members, and ACV, our senior management and our independent auditors, our Board has affirmatively determined that the following six of our seven directors are independent directors within the meaning of the applicable Nasdaq listing standards: Ms. Castillo, Mr. Goodman, Mr. Hirsch, Mr. Jones, Ms. Kamerick and Mr. Radecki. The Board has also determined that each member of our standing committees is independent within the meaning of both Nasdaq’s and the SEC’s director independence standards. In making these determinations, each of our directors provided information regarding whether such director, or any member of his or her immediate family, had a direct or indirect material interest in any transaction involving ACV, or received personal benefits outside the scope of such person’s normal consideration. Mr. Chamoun is not independent due to his position as our Chief Executive Officer.

In making this determination, our Board considered the applicable listing standards and rules and the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our Board deemed relevant in determining their independence, including their beneficial ownership of our capital stock and the transactions involving them described in “Transactions with Related Persons.”

There are no family relationships among any of our directors or executive officers.

BOARD LEADERSHIP STRUCTURE

Our current Board has an independent chair, Mr. Goodman. Our Corporate Governance Guidelines provide our Board of Directors with flexibility to select the appropriate leadership structure based on the specific needs of our business and the best interests of our stockholders. If the Chairperson of the Board is not independent, the Board may appoint a Lead Independent Director upon the recommendation of the Nominating & Corporate Governance Committee, which will be a director who qualifies as independent under the applicable rules of Nasdaq.

COMPOSITION AND DIVERSITY OF OUR BOARD

Diversity	Age Mix	Tenure on Board

Our Board believes that a diverse board is better able to effectively oversee our management and strategy, and position ACV to deliver long-term value for our stockholders. Our Board’s goal is to maintain a well-balanced composition that combines a variety of experiences, backgrounds, skills, and perspectives that enable the Board to guide ACV effectively in the pursuit of our strategic objectives. We seek to assemble a board that possesses the appropriate balance of professional and industry knowledge, financial expertise, diversity and high-level management experience necessary to oversee and direct our business. To that end, we have identified and evaluated nominees in the broader context of the Board’s overall composition, with the goal of recruiting members who possess relevant expertise and experience upon which to be able to offer advice and guidance to management, have sufficient time to devote to the affairs of ACV, demonstrate excellence in their field, have the ability to exercise sound business judgment, have experience as a board member or executive officer of another publicly held company, and have the commitment to rigorously represent the long-term interests of our stockholders. To further provide a mix of experience and perspective on the Board, we also take into account diversity (including diversity of gender, ethnic background and country of origin), skills and such other factors that we deem appropriate to maintain a balance of knowledge, experience and capability on the Board.

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BOARD DIVERSITY

Board Diversity Matrix (As of April 27, 2022)
Total Number of Directors	7

	Female	Male
Part I: Gender Identity
Directors	2	5
Part II: Demographic Background
African American or Black		1
White	2	4

ROLE OF THE BOARD OF DIRECTORS IN RISK OVERSIGHT

One of the key functions of our Board is informed oversight, rather than direct management, of our risk management process as our Board has an active role, as a whole and also at the committee level, in overseeing management of Company risk. Our board administers this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for our company.

While our full Board has overall responsibility for risk oversight, it has delegated oversight of certain risks to its committees. Our Audit Committee oversees management of our financial risk exposures and the steps our management has taken to monitor and control these exposures. Furthermore, our Audit Committee oversees risks associated with cybersecurity and mitigation of such risk. Further, our Audit Committee also oversees of the performance of our internal audit function. The Compensation Committee of the Board is responsible for overseeing the management of risks relating to and arising from the Company’s compensation plans and arrangements. The Nominating & Corporate Governance Committee oversees the composition of our Board and development of our directors.

At periodic meetings of our Board and its committees, management reports to and seeks guidance from our Board and its committees with respect to the most significant risks that could affect our business, such as legal risks, cybersecurity, and financial, tax and audit-related risks. In addition, among other matters, management provides our Audit Committee periodic reports on our compliance programs and investment policy and practices.

ALL DIRECTORS ATTENDED 100% OF THE AGGREGATE MEETINGS OF THE BOARD AND COMMITTEES ON WHICH THEY SERVED DURING FISCAL 2021.

MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

Our Board meets periodically during the year to review significant developments affecting us and to act on matters requiring the approval of our Board. Our Board met seven (7) times during the fiscal year ended December 31, 2021. With respect to the committees of our Board, the Audit Committee met nine (9) times during the fiscal year ended December 31, 2021, the Compensation Committee met seven (7) times and the Nominating and Corporate Governance Committee met two (2) times. During the fiscal year ended December 31, 2021, each director attended 100% of the aggregate of the meetings of our Board and of the committees on which he or she served. We encourage our directors and nominees for director to attend our Annual Meeting of Stockholders.

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS

Our Board has established a standing Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Our Board may establish other committees to facilitate the management of our business. Our Board has adopted a written charter for each of our committees, which are available to stockholders on our investor relations website at investors.acvauto.com.

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The following table provides membership information for each of the standing committees of our Board:

Name	Audit	Compensation	Nominating and Corporate Governance

George Chamoun

Kirsten Castillo			M C

Robert P. Goodman		M C

Brian Hirsch		M

René F. Jones	M

Eileen A. Kamerick	M C F		M

Brian Radecki	M	M

 C      Chair

 M      Member

 F       Financial Expert and Member

Our Board has determined that each member of each standing committee meets the applicable Nasdaq rules and regulations regarding “independence” and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to us.

BOARD COMMITTEES

Our Board has three standing committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee.

AUDIT COMMITTEE

Committee Members: • Eileen A. Kamarick (Chair) • René F. Jones • Brian Radecki

Our Audit Committee consists of Mr. Jones, Ms. Kamerick and Mr. Radecki. Our Board has determined that each member of our Audit Committee satisfies the independence requirements under the listing standards of Nasdaq and Rule 10A-3(b)(1) of the Exchange Act, as amended (the “Exchange Act”). The chair of our Audit Committee is Ms. Kamerick, who our Board has determined is an “audit committee financial expert” within the meaning of SEC regulations. Each member of our Audit Committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, our Board has examined each Audit Committee member’s scope of experience and the nature of their employment in the corporate finance sector.

The primary purpose of the Audit Committee is to discharge the responsibilities of our Board with respect to our corporate accounting and financial reporting processes, systems of internal control and financial statement audits, and to oversee our independent registered public accounting firm. Specific responsibilities of our Audit Committee include:

•  appointing a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;

•  helping to ensure the independence and performance of the independent registered public accounting firm;

•  helping to maintain and foster an open avenue of communication between management and the independent registered public accounting firm;

•  discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;

•  developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•  reviewing our policies on risk assessment and risk management;

•  reviewing related party transactions;

•  overseeing the scope, design, adequacy and effectiveness of our internal control over financial reporting and our disclosure controls and procedures; and

•  approving (or, as permitted, pre-approving) all audit and all permissible non-audit services to be performed by the independent registered public accounting firm.

We believe that the composition and functioning of our Audit Committee complies with all applicable requirements of the Sarbanes-Oxley Act, and all applicable SEC and Nasdaq rules and regulations.

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COMPENSATION COMMITTEE

Committee Members: • Robert P. Goodman (Chair) • Brian Hirsch • Brian Radecki

Our Compensation Committee consists of Mr. Goodman, Mr. Hirsch and Mr. Radecki. The chair of our Compensation Committee is Mr. Goodman. Our Board has determined that each member of our Compensation Committee is independent under the listing standards of Nasdaq and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.

The primary purpose of our Compensation Committee is to discharge the responsibilities of our Board in overseeing our compensation policies, plans and programs and to review and determine the compensation to be paid to our executive officers, non-employee directors, and other senior management, as appropriate. Specific responsibilities of our Compensation Committee include:

•  approving the retention of compensation consultants and outside service providers and advisors;

•  reviewing and approving, or recommending that our Board approve, the compensation, individual and corporate performance goals and objectives and other terms of employment of our executive officers, including evaluating the performance of our Chief Executive Officer and, with his assistance, that of our other executive officers;

•  reviewing and recommending to our Board the compensation of our directors;

•  administering our equity and non-equity incentive plans;

•  reviewing our practices and policies of employee compensation as they relate to risk management and risk-taking incentives;

•  reviewing and evaluating succession plans for the executive officers;

•  reviewing and approving, or recommending that our Board approve, incentive compensation and equity plans; and

•  reviewing and establishing general policies relating to compensation and benefits of our employees and reviewing our overall compensation philosophy.

We believe that the composition and functioning of our Compensation Committee complies with all applicable SEC and Nasdaq rules and regulations.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Committee Members: • Kirsten Castillo (Chair) • Eileen A. Kamerick

Our Nominating and Corporate Governance Committee consists of Ms. Castillo and Ms. Kamerick. The chair of our Nominating and Corporate Governance Committee is Ms. Castillo. Our Board has determined that each member of our Nominating and Corporate Governance Committee is independent under the listing standards of Nasdaq.

Specific responsibilities of our Nominating and Corporate Governance Committee include:

•  identifying, evaluating, and selecting, or recommending that our Board approve, nominees for election to our Board and its committees;

•  approving the retention of director search firms;

•  evaluating the performance of our Board and of individual directors;

•  considering and making recommendations to our Board regarding the composition of our Board and its committees; and

•  evaluating the adequacy of our corporate governance practices and reporting.

We believe that the functioning of our Nominating and Corporate Governance Committee complies with all applicable SEC and Nasdaq rules and regulations.

COMPENSATION COMMITTEE PROCESSES AND PROCEDURES

Our Compensation Committee generally meets quarterly and with greater frequency if necessary. The Compensation Committee also acts periodically by unanimous written consent in lieu of a formal meeting. The agenda for each meeting is usually developed by the chairperson of the Compensation Committee, in consultation with management. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. Our Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation.

The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of ACV Auctions. In addition, under the charter, the Compensation Committee has the authority to obtain, at our expense, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the Compensation Committee. In particular, the Compensation Committee has the authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.

During the past fiscal year, after taking into consideration the six factors prescribed by the SEC and Nasdaq that bear upon the determination of an advisor as independent, the Compensation Committee engaged Compensia, Inc. (“Compensia”) as its compensation consultants. The Compensation Committee requested that Compensia:

•	evaluate the efficacy of our existing compensation strategy and practices in supporting and reinforcing our long-term strategic goals; and

•	assist in refining our compensation strategy and in developing and implementing an executive compensation program to execute that strategy.

As part of its engagement, Compensia was requested by the Compensation Committee to develop a comparative group of companies and to perform analyses of competitive performance and compensation levels for that group. Compensia ultimately developed recommendations that were presented to the Compensation Committee for its consideration and approved.

Generally, the Compensation Committee’s process for determining executive compensation comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than our Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the committee by our Chief Executive Officer. The evaluation of our Chief Executive Officer’s performance is conducted by the Compensation Committee, which determines any adjustments to his compensation as well as awards to be granted. For all executives and directors, as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current company-wide compensation levels and recommendations of the Compensation Committee’s compensation consultant, including analyses of executive and director compensation paid at other companies identified by the consultant.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of our Compensation Committee is currently one of our officers or employees. None of our executive officers currently serves, or has served during the last year, as a member of the board of directors or Compensation Committee of any entity that has one or more executive officers serving as a member of our board of directors or Compensation Committee.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE PROCESSES AND PROCEDURES

In the case of an incumbent director whose term of office is set to expire, the Nominating and Corporate Governance Committee reviews such director’s overall service to ACV during his or her term, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair such director’s independence. In the case of new director candidates, our Nominating and Corporate Governance Committee also evaluates whether the nominee is independent for Nasdaq purposes, based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. Our Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of our Board. Our Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to our Board.

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Any stockholder nominations of director candidates must comply with applicable law and our amended and restated bylaws in order to be brought before an Annual Meeting, which procedures are summarized below, and will review the qualifications of any such candidate in accordance with the criteria described herein. Stockholders who wish to nominate individuals for election to our board of directors should do so by delivering a written recommendation to our Nominating and Corporate Governance Committee at 640 Ellicott Street, #321, Buffalo, New York 14203, Attention: Secretary, at least 120 days prior to the anniversary date of the mailing of our proxy statement for the preceding year’s annual meeting of stockholders.

Each submission must include, among other things, the name, age, business address and residence address of the proposed candidate, the principal occupation or employment of the proposed candidate, details of the proposed candidate’s ownership of our capital stock, a description of the proposed candidate’s business experience for at least the last five years, and a description of the proposed candidate’s qualifications as a director. Any such submission must be accompanied by the written consent of the proposed candidate to be named as a nominee and to serve as a director if elected, and we may require any proposed nominee to furnish such other information as is reasonably required to determine the eligibility of such proposed nominee to serve as an independent director under applicable Nasdaq requirements or applicable law.

Please see the deadline described in “Stockholder Proposals and Director Nominations for the 2023 Annual Meeting” above and refer to our amended and restated bylaws for a complete description of the required procedures for nominating a candidate to our Board.

CHANGE IN THE NUMBER OF DIRECTORS

Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes of directors so that, as nearly as possible, each class will consist of one-third of the directors. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of ACV.

COMMUNICATIONS WITH OUR BOARD OF DIRECTORS

Our relationship with our stockholders is an important part of our corporate governance program. Engaging with stockholders helps us to understand how they view us, to set goals and expectations for our performance, and to identify emerging issues that may affect our strategies, corporate governance, compensation practices or other aspects of our operations. Our stockholder and investor outreach includes investor road shows, analyst meetings, and investor conferences and meetings. We also communicate with stockholders and other stakeholders through various media, including our annual report and SEC filings, proxy statement, news releases and our website. Our webcasts for quarterly earnings releases are open to all. These webcasts are available in real time and are archived on our website for a period of time.

Stockholders of ACV wishing to communicate with our Board or an individual director may do so by sending a written communication to the Board or such director c/o 640 Ellicott Street, #321, Buffalo, New York 14203, Attention: Secretary. The Secretary will review each communication, and will forward such communication to the Board or to any individual director to whom the communication is addressed unless the communication contains advertisements or solicitations or is unduly hostile, threatening or similarly inappropriate, in which case the Secretary shall discard the communication or inform the proper authorities, as may be appropriate.

CODE OF BUSINESS CONDUCT AND ETHICS

Our Board has adopted the ACV Auctions Inc. Code of Business Conduct and Ethics that applies to all officers, directors and employees. The Code of Business Conduct and Ethics is available on our website at investors.acvauto.com. If we make any substantive amendments to the Code of Business Conduct and Ethics or grant any waiver from a provision of the Code of Business Conduct and Ethics to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.

HEDGING AND PLEDGING POLICIES

Our Board has adopted an Insider Trading Policy, which prohibits hedging or monetization transactions, including through the use of financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds. In addition, our Insider Trading Policy prohibits trading in derivative securities related to our Class A common stock, which include publicly traded call and put options, engaging in short selling of our Class A common stock, purchasing our Class A common stock on margin or holding it in a margin account and pledging our shares of Class A common stock as collateral for a loan.

PROPOSAL 2 RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Stockholders are being asked to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2022. Ernst & Young LLP was engaged as the Company’s independent registered public accounting firm by the Audit Committee and has audited the Company’s financial statements since 2018.

The affirmative vote of the holders of shares representing a majority of the voting power of the outstanding shares of common stock present by virtual attendance or represented by proxy and voting affirmatively or negatively (excluding abstentions and broker non-votes) at the Annual Meeting will be required to ratify the appointment of Ernst & Young LLP.

Principal Accountant Fees and Services

The following table presents aggregate fees billed to us by Ernst & Young LLP and its affiliates for the periods set forth below.

	Fiscal Year Ended December 31,

	2021	2020

	(in thousands)

Audit Fees(1)	$1,431	$1,265
All Other Fees	—	4

Total Fees	$1,431	$1,269

(1)

Audit fees consist of fees for professional services provided in connection with the audit of our annual consolidated financial statements, the review of our quarterly consolidated financial statements, and audit services that are normally provided by an independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years. The audit fees for the fiscal years ended December 31, 2021 and December 31, 2020 also include fees for professional services provided in connection with our initial public offering including comfort letters, consents, and review of documents filed with the SEC.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, Ernst & Young LLP. The policy generally permits pre-approval of specified services in the defined categories of audit services, audit-related services, tax services and permitted non-audit services. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual, explicit, case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but any pre-approval decision made pursuant to such delegation must be reported to the full audit committee at its next scheduled meeting.

The Audit Committee has determined that the rendering of services other than audit services by Ernst & Young LLP is compatible with maintaining the principal accountant’s independence.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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AUDIT COMMITTEE REPORT

The Audit Committee oversees the accounting and financial reporting processes of the Company, including establishing, assessing, and maintaining internal controls and audits of the financial statements of the Company on behalf of the Board. The Company’s management has primary responsibility for the financial statements and for assessing and maintaining effective internal control over financial reporting.

The Audit Committee acts pursuant to a written charter. A copy of the charter is available under the “Corporate Governance” section of the “Investor Relations” page of the Company’s website, www.acvauto.com. The Audit Committee is comprised solely of independent directors as defined by the Nasdaq listing standards and Rule 10A-3 of the Exchange Act.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2021 with our management. The Audit Committee has also reviewed and discussed with Ernst & Young LLP, our independent registered public accounting firm, the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has also received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with Ernst & Young LLP the accounting firm’s independence.

Based on the foregoing, the Audit Committee has recommended to our Board, and the Board has approved, that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and filed with the SEC.

Respectfully submitted by the Audit Committee of the Board of Directors

Eileen Kamerick, Chair

René Jones

Brian Radecki

The material in this report is not “soliciting material,” is not deemed “filed” with the Commission and is not to be incorporated by reference in any filing of ACV Auctions under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

BOARD AND EXECUTIVE COMPENSATION

2021 DIRECTOR COMPENSATION

The following table sets forth information regarding compensation earned by or paid to our non-employee directors for the year ended December 31, 2021:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Total ($)

Kirsten Castillo	31,661	—	31,661

Robert Goodman	35,136	—	35,136

Brian Hirsch	29,731	—	29,731

Rene Jones	32,433	—	32,433

Eileen Kamerick	44,326	—	44,326

Brian Radecki(3)	36,294	870,800	907,094
(1)

Amounts reported represent the aggregate grant date fair value of the restricted stock units (“RSUs”) granted to our non-employee directors during 2021 under the 2015 Long-Term Incentive Plan (“2015 Plan”), computed in accordance with ASC Topic 718. The assumptions used in calculating the grant date fair value of the RSUs reported in this column are set forth in the notes to our audited consolidated financial statements included elsewhere in our Annual Report on Form 10-K. This amount does not reflect the actual economic value that may be realized by the non-employee directors.

(2)	As of December 31, 2021, the aggregate number of shares underlying outstanding RSUs and stock options held by each of our non-employee directors was as follows:

Name	Number of Restricted Stock Unit Awards (#)	Number of Shares Underlying Option Awards (#)

Kirsten Castillo	—	100,000

Robert Goodman	—	—

Brian Hirsch	—	—

Rene Jones	—	100,000

Eileen Kamerick	—	143,482

Brian Radecki	40,000	—
(3)

Mr. Radecki joined our Board in February 2021. In connection with his commencement of services, in February 2021, we granted Mr. Radecki RSUs representing a contingent right to receive 40,000 shares of our Class B common stock. The RSUs include both a service-based vesting requirement and a performance-based vesting requirement, where the performance based requirement was satisfied upon completion of our initial public offering. The service-based requirement will be satisfied with respect to one-third of the RSUs on each of the first, second and third anniversaries of the grant date, subject to Mr. Radecki’s continuous service with us as of each such date. In the event of a change in control of the Company, the RSUs will vest in full, subject to Mr. Radecki’s continuous service as a director through such date.

Mr. Chamoun, our Chief Executive Officer, is also a member of our Board but does not receive any additional compensation for his service as a director. See the section titled “Executive Compensation” for more information regarding the compensation earned by Mr. Chamoun.

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NON-EMPLOYEE DIRECTOR COMPENSATION POLICY

Our Board adopted a non-employee director compensation policy, which became effective in March 2021, that is applicable to all of our non-employee directors. This non-employee director compensation policy provides that each such non-employee director will receive the following compensation for service on our Board:

Type of Compensation	Amount

Annual Board Retainer	$33,500

Independent Chair of the Board	$25,000

Lead Independent Director (if any)	$17,000

Committee Member Retainer	Audit Committee - $8,500
Compensation Committee - $5,000
Nominating and Corporate Governance Committee $3,900

Committee Chair Retainer (in lieu of the Committee Member Retainer above)	Audit Committee - $20,000
Compensation Committee - $12,000
Nominating and Corporate Governance Committee $7,500

Initial RSU Awards

All non-employee directors who join our Board after the effective date of the non-employee director compensation policy will be granted, upon the director’s initial election or appointment to our board, an RSU award with an aggregate grant date fair value, as calculated in accordance with ASC Topic 718, vesting in three equal annual installments, subject to the non-employee director’s continued service through each applicable vesting date.

Aggregate Grant Date Fair Value of $330,000

Refresher RSU Awards

A refresher RSU award will be granted at each Annual Meeting of our Stockholders to each non-employee director who (i) has served as a non-employee member of our board for at least six months prior to the Annual Meeting and (ii) continues to serve following such Annual Meeting; provided, however, that no non-employee director who was serving on our Board as of the effective date of the non-employee director compensation policy will be eligible for a refresher RSU award until the date of the Annual Meeting held in 2024. Such refresher RSU awards will have an aggregate grant date fair value, as calculated in accordance with ASC Topic 718, and will vest on the first anniversary of their grant date (or the day immediately preceding the next Annual Meeting, if sooner).

Aggregate Grant Date Fair Value of $165,000

Pursuant to the non-employee director compensation policy, each non-employee director may elect to receive all of his or her cash compensation payable thereunder as an RSU award, which we refer to as the retainer RSU award. If a non-employee director timely makes this election, the retainer grant will be automatically granted to the non-employee director on January 1 of each year and will have an aggregate grant date fair value, as calculated in accordance with ASC Topic 718, equal to the aggregate of the cash compensation that would have otherwise been paid for the upcoming calendar year. Each retainer RSU award will vest in four equal installments on the last day of each of the company’s fiscal quarters, subject to the non-employee director’s continued service though each applicable vesting date.

Each of the RSU awards granted under the non-employee director compensation policy described above will be granted under our 2021 Equity Incentive Plan (“2021 Plan”). Each such award will vest subject to the non-employee director’s continued service with us through each applicable vesting date, provided that each RSU award will vest in full upon a “Change in Control,” as defined in the 2021 Plan.

EXECUTIVE OFFICERS

The following table sets forth, for our executive officers, their ages and position held with us as of the date of this Proxy Statement:

Name	Age	Principal Position

George Chamoun	47	Chief Executive Officer and Director

Craig Anderson	45	Chief Corporate Development and Strategy Officer

Leanne Fitzgerald	56	Chief Legal Officer

Vikas Mehta	46	Chief Operating Officer

Michael Waterman	53	Chief Sales Officer

William Zerella	65	Chief Financial Officer

Biographical information for George Chamoun is included above with the director biographies under the caption “Information Regarding Director Nominees and Current Directors.”

CRAIG ANDERSON

Chief Corporate Development and Strategy Officer

Craig Anderson has served as our Chief Corporate Development and Strategy Officer since June 2018, and until February 2022 also served as our Chief Legal Officer. He previously served as Chief Financial Officer at Compass, a real estate platform, from July 2017 until March 2018. Before that, Mr. Anderson served as Chief Financial Officer and Chief Operating Officer of Flywheel Sports, a technology-enabled fitness provider, from September 2015 to June 2017, as well as President and Chief Operating Officer at Opt-Intelligence, an advertising exchange, from April 2013 to September 2015. Mr. Anderson began his career as an attorney at O’Melveny & Myers LLP before moving to the investment banking division of The Blackstone Group. Mr. Anderson holds a B.A. in economics from the University of California, Berkeley, a J.D. from Harvard Law School and an M.B.A. from The Wharton School at the University of Pennsylvania.

LEANNE FITZGERALD

Chief Legal Officer

Leanne Fitzgerald has served as our Chief Legal Officer and Secretary since February 2022. Prior to her appointment at ACV, she was Senior Vice President, General Counsel and Secretary at Cerence, Inc. a provider of voice assistant solutions to automotive OEMs. Previously, Ms. Fitzgerald was with Nuance Communications Inc. (“Nuance”) and served as its Vice President, Associate General Counsel, Corporate, Securities and Compliance and Assistant Secretary from 2018 and as Vice President, Associate General Counsel and Assistant Secretary since 2014, and Associate General Counsel Intellectual Property since 2008. Prior to joining Nuance, she served in a variety of positions with increasing responsibility in the legal department of EMC Corporation from 1994 to 2008, culminating as Associate General Counsel. Ms. Fitzgerald holds a B.S. in engineering from the University of Massachusetts at Amherst and a J.D. from the University of New Hampshire School of Law, the Franklin Pierce Law Center.

VIKAS MEHTA

Chief Operating Officer

Vikas Mehta has served as our Chief Operating Officer since January 2019. Prior to joining us, Mr. Mehta served for over a decade in several leadership roles in North America and Europe at eBay, Inc., (“eBay”), including as Payments Lead, Americas from June 2018 to January 2019 and General Manager, Consumer Business Germany from June 2015 to May 2018. He has also served as Chief Operating Officer at Kijiji, an eBay subsidiary and Canada’s largest classifieds site, in addition to earlier roles at the company. Prior to joining eBay, Mr. Mehta served as Manager of Sourcing Strategy at The Allstate Corporation. Mr. Mehta holds a B.S. in chemical engineering from the University of Florida and master’s degrees in chemical engineering and technology policy from the Massachusetts Institute of Technology.

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MICHAEL WATERMAN

Chief Sales Officer

Michael Waterman has served as our Chief Sales Officer since April 2019, and previously served as our Senior Vice President, Business Development beginning in October 2016. Prior to his arrival at our company, Mr. Waterman served in various product and sales management roles, including as Division Vice President at Dealertrack, Inc. from November 2012 until July 2016, Director, Strategic Dealer Sales at ADESA, Inc. from March 2011 until October 2013 and National Sales Director, Inventory Solutions at Dealertrack, Inc. from March 2006 until March 2011. He began his career managing automobile dealerships. Mr. Waterman holds a B.S. in finance from Kent College.

WILLIAM ZERELLA

Chief Financial Officer

William Zerella has served as our Chief Financial Officer since September 2020. Prior to joining us, Mr. Zerella served as Chief Financial Officer of Luminar Technologies, Inc. from June 2018 to May 2020. Mr. Zerella also served as Chief Financial Officer of Fitbit, Inc. from June 2014 to June 2018. In addition to these roles, he has previously served as Chief Financial Officer for Vocera Communications, Inc., Force10 Networks Inc., Infinera Corporation and Calient Technologies, Inc., along with holding various other senior level financial and management positions at additional companies, including GTECH Corporation and Deloitte & Touche LLP. Mr. Zerella is currently a member of the Board of TKB Critical Technologies 1, where he also serves as chair of the Audit Committee. Mr. Zerella holds a B.S. in accounting from the New York Institute of Technology and an M.B.A. from the New York University Leonard N. Stern School of Business.

EXECUTIVE COMPENSATION

Our named executive officers, consisting of our principal executive officer and the next two most highly compensated executive officers who were serving as executive officers at the end of the fiscal year ended December 31, 2021 (the “Named Executive Officers”or “NEOs”) were:

•	George Chamoun, our Chief Executive Officer;

•	Vikas Mehta, our Chief Operating Officer; and

•	Michael Waterman, our Chief Sales Officer.

2021 SUMMARY COMPENSATION TABLE

The following table shows for the fiscal years ended December 31, 2021 and 2020, compensation awarded to or paid to, or earned by, our Named Executive Officers.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)

George Chamoun,	2021	318,750	—	16,164,094	500,000	5,245	16,988,089
Chief Executive Officer	2020	258,988	275,000	—	—	1,620	535,608

Vikas Mehta,	2021	303,066	0	8,082,047	350,000	3,237	8,738,350
Chief Operating Officer	2020	237,262	120,000	—	—	1,700	358,962

Michael Waterman,	2021	256,250	—	4,041,013	325,000	5,229	4,627,491
Chief Sales Officer(5)
(1)	Salary amounts represent actual amounts paid during the periods reported. See “—Narrative Disclosure to Summary Compensation Table—Annual Base Salary” below.
(2)

Amounts reported represent the aggregate grant date fair value of the restricted stock units (“RSUs”) granted to our Named Executive Officers during the 2021 fiscal year under our 2015 Plan, computed in accordance with ASC Topic 718. The assumptions used in calculating the grant date fair value of the RSUs reported in this column are set forth in the notes to our audited consolidated financial statements included in our Annual Report on Form 10-K.

(3)

The amounts disclosed represent performance bonuses for each of the years presented, as applicable, based on achievement of company performance goals as determined by our Board. See “—Narrative Disclosure to Summary Compensation Table—Annual Performance Bonus Opportunity” below.

(4)

Amounts reported for 2021 include: (a) for Mr. Chamoun, (i) long term disability insurance premiums in the amount of $3,168, (ii) key man life insurance premiums we paid in the amount of $876 for which the Company is the beneficiary and (iii) a cell phone allowance in the amount of $1,200; (b) for Mr. Mehta, (i) long term disability insurance premiums in the amount of $2,037 and (ii) cell phone allowance in the amount of $1,200; and (c) for Mr. Waterman, (i) long term disability insurance premiums in the amount of $4,029 and (ii) cell phone allowance in the amount of $1,200. In each case the long-term disability insurance premiums provide additional disability insurance over the coverage provided to our other employees.

(5)	Mr. Waterman was not a named executive officer for 2020 and, as a result, his compensation information of that year is not included.

NARRATIVE TO THE SUMMARY COMPENSATION TABLE

Annual Base Salary

Our NEOs receive a base salary to compensate them for services rendered to us. The base salary payable to each Named Executive Officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. The initial 2021 annual base salary for Messrs. Chamoun, Mehta and Waterman was $300,000, $237,262, and $200,000, respectively, which was subsequently increased to $325,000, $325,000 and $275,000, respectively, effective April 1, 2021 in connection with the closing of our initial public offering. In establishing salary levels, we consider each NEOs individual experience, responsibilities and performance and the pay levels of similarly situated executives at comparable companies. None of our NEOs is currently party to an employment agreement or other agreement or arrangement that provides for automatic or scheduled increases in base salary. See “—Employment Arrangements” for additional information.

Annual Performance Bonus Opportunity

In March 2021, our Board adopted a formal executive bonus plan (the “Performance Bonus Plan”). The Performance Bonus Plan is designed to provide incentives to participating executive officers, including our Named Executive Officers, to make important contributions to the company’s success and to reward such executive officers for their performance. The Performance Bonus Plan provides for bonus payments to each executive officer conditioned upon the achievement of certain performance goals

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established by the Compensation Committee, which may be corporate performance goals and/or individual performance goals and which may differ for each executive officer. For 2021, these goals included corporate, finance and administrative goals. In March 2021, our Board approved the following target annual bonus amounts for each of our Named Executive Officers, effective April 1, 2021: Mr. Chamoun, $500,000; Mr. Mehta, $350,000 and Mr. Waterman, $325,000. In February 2022, the Compensation Committee reviewed 2021 performance, determined that the 2021 corporate goals were achieved and exceeded and, as a result, approved annual performance bonuses for Mr. Chamoun, Mr. Mehta, and Mr. Waterman in the amounts of $500,000, $350,000 and $325,000, respectively, as reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table above.

Equity-Based Incentive Awards

Our equity award program is the primary vehicle for offering long-term incentives to our executive officers. We believe that equity awards provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executive officers and our stockholders. To date, we have used stock options and RSU awards as our primary long-term incentive compensation vehicle because we believe they are an effective means by which to align the long-term interests of our executive officers with those of our stockholders. We also believe that our equity awards are an important retention tool for our executive officers, as well as for our other employees.

We have historically granted stock options broadly to our employees. More recently, we have also granted RSU awards to our employees, including our Named Executive Officers. Equity awards are granted to our executive officers and other employees in the discretion of our Board and are not made at any specific time during a year.

In February 2021, we granted each of Mr. Chamoun, Mr. Mehta and Mr. Waterman RSUs, representing a contingent right to receive 742,494 shares, 371,247 shares and 185,623 shares, respectively, of our Class B common stock. At that time, it was determined that some of our executives that had been with us for a number of years had already vested in most if not all of their options granted previously. In an effort to use the equity as a long-term incentive and to bring our executives in line with market data related to compensation from comparable companies, we provided our executives these RSU grants. The RSUs include both a service-based vesting requirement and a performance-based requirement associated with transitioning the Company to being a public company, which was satisfied upon completion of our initial public offering. The service-based requirement will be satisfied with respect to one-sixteenth of the RSUs each quarter over a four-year period beginning on July 1, 2021, subject to the Named Executive Officer’s continuous service with us as of each such date.

In April 2022, we granted each of Mr. Chamoun, Mr. Mehta and Mr. Waterman RSUs, representing a contingent right to receive 241,071 shares, 128,571 shares and 66,964 shares, respectively, of our Class A common stock. The RSUs will vest with respect to one-twelfth of the RSUs each quarter over a three-year period beginning on July 1, 2022, subject to the Named Executive Officer’s continuous service with us as of each such date.

Prior to our initial public offering in March 2021, all of the equity awards we have granted were made pursuant to our 2015 Plan. Following our initial public offering, all of the equity awards we have granted been made under the terms of our 2021 Plan.

2021 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END TABLE

The following table sets forth certain information regarding outstanding equity awards granted to our Named Executive Officers that remain outstanding as of December 31, 2021.

		Option Awards(1)					Stock Awards(1)

Name	Grant Date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares of units of stock that have not vested(2)

George Chamoun	3/22/2017	1,852,730	—		0.14	3/21/2027	—		—

	2/24/2021	—	—		—	—	649,682	(4)	12,240,009

Vikas Mehta	3/6/2019	213,542	277,605	(3)	2.00	3/5/2029	—		—

	2/24/2021	—	—		—	—	324,841	(4)	6,120,004

Michael Waterman	10/26/2016	429,503	—		0.06	10/25/2026	—		—

	8/27/2017	323,189	—		0.14	8/26/2027	—		—

	2/24/2021	—	—		—	—	162,420	(4)	3,059,993
(1)	All awards listed in this table were granted pursuant to the 2015 Plan and are therefore redeemable for Class B shares. Each award listed in this table vests over a four-year period.
(2)	Market value is calculated based on the closing price of our Class A common stock on December 31, 2021, which was $18.84, as reported on Nasdaq
(3)

One-fourth of the shares subject to the option award vested on January 22, 2020, and thereafter one-forty-eighth of the shares subject to the option award vest monthly, subject to Mr. Mehta’s continuous service with us.

(4)

These RSUs were granted on February 24, 2021, with one-sixteenth of the RSUs vesting each quarter over a four-year period beginning on July 1, 2021, subject to the applicable Named Executive Officer’s continuous service with us as of each such vesting date.

EMPLOYMENT ARRANGEMENTS

Each of our Named Executive Officers is an at-will employee. Except as set forth below, we have not entered into any employment agreements or offer letters with our Named Executive Officers.

We have entered into Continuing Executive Confirmatory Offer Letters with each of our Named Executive Officers, which provide for an initial annual base salary and target annual bonus opportunity (subject to the Performance Bonus Plan), each of which is subject to adjustment over time, and standard employee benefits generally available to our employees. We also have entered into an Employee Confidential Information and Inventions Assignment Agreement with each of our Named Executive Officers. As discussed under “—Potential Payments upon Termination or Change in Control” below, we have also adopted a Severance and Change in Control Plan, which includes a Participation Agreement, with each of our Named Executive Officers.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Regardless of the manner in which service terminates, each of our Named Executive Officers is entitled to receive amounts earned during his term of service, including unpaid salary and unused vacation, as applicable.

Effective as of our initial public offering, each of our Named Executive Officers is eligible to receive payments and benefits under the terms of our Severance and Change in Control Plan (the “Severance Plan”), adopted by our Board in March 2021. The Severance Plan provides for severance and/or change in control payments and benefits to our Named Executive Officers upon (i) a “change in control termination” or (ii) a “regular termination” (each as described below).

Change in Control Termination

Upon a change in control termination, each of our Named Executive Officers is entitled to a lump sum payment equal to a portion of his base salary (18 months for Mr. Chamoun and 12 months for each of Mr. Mehta and Mr. Waterman), a lump sum payment equal to 150% (for Mr. Chamoun) or 100% (for each of Mr. Mehta and Mr. Waterman) of his target annual cash bonus, payment of COBRA premiums for a specified period of time (up to 18 months for Mr. Chamoun and 12 months for each of Mr. Mehta and Mr. Waterman) and accelerated vesting of all outstanding time-based equity awards. To the extent an equity award is not assumed, continued or substituted for in the event of certain change in control transactions and the Named Executive Officer’s employment is not terminated as of immediately prior to such change in control, the vesting of such equity award will also accelerate in full (and for equity awards subject to performance vesting, performance will be deemed to be achieved at the target performance level, unless otherwise provided in individual award documents).

Regular Termination

Upon a regular termination, each of our Named Executive Officers is entitled to a lump sum payment equal to a portion of his base salary (12 months for Mr. Chamoun and nine months for each for Mr. Mehta and Mr. Waterman) and payment of COBRA premiums for a specified period of time (up to 12 months for Mr. Chamoun and nine months for each for Mr. Mehta and Mr. Waterman). All severance payments and benefits under the Severance Plan are subject to the Named Executive Officer’s execution of a release of claims agreement with the company.

For purposes of the Severance Plan, a “regular termination” is an involuntary termination of employment without “cause” (and not as a result of death or disability) (or, with respect to Mr. Chamoun only, is a resignation for “good reason”), as defined in the Severance Plan, in any case that does not occur during the period of time beginning three months prior to, and ending 12 months following, a “change in control”, as defined in the 2021 Plan, or the “change in control period.” For purposes of the Severance Plan, a “change in control termination” is an involuntary termination of employment without cause (and not as a result of death or disability) or a resignation for good reason, in any case that occurs during the change in control period.

In addition, each of our Named Executive Officers’ equity awards is subject to the terms of the 2015 Plan and 2021 Plan, as applicable, and the award agreements thereunder. A description of the vesting provisions of each equity award held by our Named Executive Officers, which is outstanding and unvested as of December 31, 2021 is provided above under “—Outstanding Equity Awards at December  31, 2021.”

RETIREMENT, WELFARE AND PERSONAL BENEFITS

We offer our United States employees, including our Named Executive Officers, comprehensive health and welfare programs including medical, wellness, dental, vision, disability, life insurance and accidental death and dismemberment protection, in each case on the same basis as with all of our other employees, except as otherwise described above under “Summary Compensation Table”. In addition, we offer a Section 401(k) plan and employee stock purchase plan.

401(k) PLAN

We maintain a 401(k) retirement savings plan intended to qualify as a tax-qualified plan under Section 401 of the Internal Revenue Code of 1986, as amended. Our plan permits eligible employees, including our NEOs, to elect to contribute 1%-100% of

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their eligible earnings up to the Internal Revenue Service’s annual limits on either a pre-tax or post-tax basis. Our NEOs are eligible to participate in the 401(k) plan on the same terms as other full-time employees. We have the ability to make discretionary contributions to the 401(k) plan but did not do so in 2021. Employees are immediately and fully vested in their contributions.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes our equity compensation plan information as of December 31, 2021. Information is included for equity compensation plans approved by our stockholders. We do not have any equity compensation plans not approved by our stockholders:

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(2)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(3)

Equity plans approved by stockholders	8,786,724	$2.72	15,057,198

Equity plans not approved by stockholders	—	—	—
(1)

Includes the 2015 Plan and the 2021 Plan, but does not include future rights to purchase Class A common stock under our 2021 Employee Stock Purchase Plan (“ESPP”), which depend on a number of factors described in our ESPP and will not be determined until the end of the applicable purchase period.

(2)	The weighted-average exercise price excludes any outstanding restricted stock unit awards, which have no exercise price.
(3)

Includes the 2021 Plan and ESPP. Stock options or other stock awards granted under the 2015 Plan that are forfeited, terminated, expired or repurchased become available for issuance under the 2021 Plan.

The 2021 Plan provides that the total number of shares of our Class A common stock reserved for issuance thereunder will automatically increase on January 1st of each year for a period of ten years commencing on January 1, 2022 and ending on (and including) January 1, 2031, in an amount equal to 5.0% of the total number of shares of Class A common stock outstanding on December 31st of the preceding year; or such lesser number of shares of Class A common stock as determined by our Board prior to January 1st of a given year. In addition, the ESPP provides that the total number of shares of our common stock reserved for issuance thereunder will automatically increase on January 1st of each year for a period of up to ten years commencing on January 1, 2022 and ending on (and including) January 1, 2031, in an amount equal to the lesser of (i) 1.0% of the total number of shares of Class A common stock outstanding on December 31st of the preceding year, and (ii) 4,200,000 shares of Class A common stock; or such lesser number of shares of Class A common stock as determined by our Board prior to January 1st of a given year.

Accordingly, on January 1, 2022, the number of shares of Class A common stock available for issuance under the 2021 Plan and the ESPP increased by 7,804,098 shares and 1,560,819 shares, respectively, pursuant to these provisions. These increases are not reflected in the table above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our common stock as of April 8, 2022 by:

•	each of our Named Executive Officers;

•	each of our directors;

•	all of our executive officers and directors as a group; and

•	each person or entity known by us to be beneficial owners of more than five percent of our Class A common stock or Class B common stock.

We have determined beneficial ownership in accordance with the rules and regulations of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 112,593,123 shares of Class A common stock and 44,459,249 shares of Class B common stock outstanding as of April 8, 2022. In computing the number of shares beneficially owned by a person and the percentage ownership of such person, we deemed to be outstanding all shares subject to options or RSUs held by the person that are currently exercisable, or would become exercisable or would vest based on service-based vesting conditions, as applicable, within 60 days of April 8, 2022. However, except as described above, we did not deem such shares outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address for each beneficial owner listed in the table below is c/o ACV Auctions Inc., 640 Ellicott Street, #321, Buffalo, New York 14203.

ACV AUCTIONS	2022 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	29

	Beneficial Ownership

	Class A Common Stock		Class B Common Stock		% of Total Voting Power†
Beneficial Owner	Number of Shares	%	Number of Shares	%

5% Stockholders:

Entities affiliated with Bessemer Venture Partners(1)			25,827,698	22.9%	46.4%

Entities affiliated with Tribeca Venture Partners(2)			8,029,846	7.1%	14.4%

George Chamoun(3)			6,307,859	5.5%	10.9%

ArrowMark Colorado Holdings LLC(4)	10,628,034	9.4%			1.9%

The Vanguard Group(5)	7,977,256	7.1%			1.4%

FMR LLC(6)	7,880,539	7.0%			1.4%

Directors and Named Executive Officers:

George Chamoun(3)			6,307,859	5.5%	10.9%

Vikas Mehta(7)			985,215	*	1.8%

Michael Waterman(8)			785,789	*	1.4%

Kirsten Castillo(9)			50,000	*	*

Robert P. Goodman(10)	403,115	*			*

Brian Hirsch(2)	332,826	*	8,029,846	7.5%	14.5%

René F. Jones(11)			50,000	*	*

Eileen A. Kamerick(12)			107,611	*	*

Brian Radecki(13)	21,101	*	13,333	*	*

All executive officers and directors as a group (12 persons)(14)	757,042	*	17,523,264	15.0%	29.3%
*	Less than one percent.
†

Percentage of total voting power represents voting power with respect to all shares of our Class A and Class B common stock, as a single class. The holders of our Class B stock are entitled to ten votes per share, and holders of our Class A common stock are entitled to one vote per share.

(1)

Consists of (i) 235,396 shares of Class B common stock held by 15 Angels III LLC, or 15 Angels, (ii) 11,383,454 shares of Class B common stock held by Bessemer Venture Partners IX Institutional L.P., or Bessemer Institutional, and (iii) 14,208,848 shares of Class B common stock held by Bessemer Venture Partners IX L.P, or Bessemer IX, (collectively, the “Bessemer Entities”). 15 Angels is wholly owned by Bessemer Institutional. Deer IX & Co. L.P., or Deer IX L.P., is the general partner of the Bessemer Entities. Deer IX & Co. Ltd., or Deer IX Ltd., is the general partner of Deer IX L.P. Robert P. Goodman, a member of our Board, David J. Cowan, Byron B. Deeter, Jeremy S. Levine, Robert M. Stavis and Adam Fisher are the directors of Deer IX Ltd. and hold the voting and dispositive power for the Bessemer Entities. Investment and voting decisions with respect to the shares held by the Bessemer Entities are made by the directors of Deer IX Ltd. acting as an investment committee. Mr. Goodman is a Partner of Bessemer Venture Partners. Mr. Goodman disclaims beneficial ownership of the securities held by the Bessemer Entities, except to the extent of his pecuniary interest, if any, in such securities by virtue of his indirect interest in the Bessemer Entities. The address of each of these entities is c/o Bessemer Venture Partners, 1865 Palmer Ave., Suite 104, Larchmont, NY 10538.

(2)

Consists of (i) 226,031 shares of Class B Common Stock held by Tribeca Access Fund, L.P., (ii) 42,200 shares of Class B Common Stock held by Tribeca ACV Holdings, LLC, (iii) 1,940,405 shares of Class B Common Stock held by Tribeca Venture Fund II New York, L.P., (iv) 5,821,210 shares of Class B Common Stock held by Tribeca Venture Fund II, L.P. (collectively, the “Tribeca Venture Entities”), and (v) with respect to Brian Hirsch only, 332,826 shares of Class A Common Stock held by Mr. Hirsch. Pursuant to a series of letter agreements with ACV, dated March 23, 2021 (the “Letter Agreements”), the Tribeca Venture Entities agreed to restrictions on the ability to convert their collective shares of Class B common stock to Class A common stock. Pursuant to the Letter Agreements, the Tribeca Venture Entities, together with any Attribution Parties (as defined in the Letter Agreements), may not convert any shares of Class B common stock to the extent that their collective ownership of Class A common stock would exceed 4.99% of the Class A common stock immediately following such conversion. Each of Tribeca Venture Partners II GP, LLC, the general partner of the Tribeca Venture Entities, and Mr. Hirsch, a member of our board of directors, and Charles Meakem, the managing partners of Tribeca Venture Partners II GP, LLC, have voting and dispositive power over the shares held by the Tribeca Venture Entities. Mr. Hirsch is a Co-Founder and Managing Partner of Tribeca Venture Partners. The address of each of these entities is 99 Hudson Street, 15th Floor New York, NY 10013.

(3)

Consists of (i) 4,350,496 shares of Class B common stock held by Mr. Chamoun, and (ii) 1,957,363 shares of Class B common stock issuable upon the exercise of stock options held by Mr. Chamoun that are currently exercisable or become exercisable within 60 days of April 8, 2022.

(4)	Consists of 10,628,034 shares of Class A common stock held by ArrowMark Colorado Holdings LLC. The address of ArrowMark Colorado Holdings LLC is 100 Fillmore Street, Suite 325, Denver, CO 80206.
(5)	Consists of 7,903,969 shares of Class A common stock held by The Vanguard Group. The address of the Vanguard Group is 100 Vanguard Boulevard, Malvern, PA 19355.
(6)

Consists of 7,880,539 shares of Class A common stock held by FMR LLC, certain of its subsidiaries and affiliates and other companies. Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (“Fidelity Funds”) advised by Fidelity Management & Research Company LLC (“FMR Co. LLC”), a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. FMR Co. LLC carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees. The address for FMR, LLC is 245 Summer Street, Boston, MA 02110.

(7)

Consists of 664,902 shares of Class B common stock held by Mr. Mehta, and (ii) 320,313 shares of Class B common stock issuable upon the exercise of stock options held by Mr. Mehta that are currently exercisable or become exercisable within 60 days of April 8, 2022

(8)

Consists of (i) 33,097 shares of Class B common stock held by Mr. Waterman, and (ii) 752,692 shares of Class B common stock issuable upon the exercise of stock options held by Mr. Waterman that are currently exercisable or become exercisable within 60 days of April 8, 2022

(9)	Consists of 50,000 shares of Class B common stock issuable upon the exercise of stock options held by Ms. Castillo that are currently exercisable or become exercisable within 60 days of April 8, 2022.
(10)

Consists of (i) 382,663 shares of Class A common stock held by Mr. Goodman, (ii) 7,391 shares of Class A common stock held by NB Group, LLC, over which Mr. Goodman exercises control, and (iii) 13,061 shares of Class A common stock held by Cracktuxet II, LLC, over which Mr. Goodman exercises control. Mr. Goodman, a member of our Board, is a Partner of Bessemer Venture Partners. Mr. Goodman disclaims beneficial ownership of the securities held by the Bessemer Entities (as defined above) referred to in footnote (1) above, except to the extent of his pecuniary interest, if any, in such securities by virtue of his indirect interest in the Bessemer Entities.

(11)	Consists of 50,000 shares of Class B common stock issuable upon the exercise of stock options held by Mr. Jones that are currently exercisable or become exercisable within 60 days of April 8, 2022.
(12)	Consists of 107,611 shares of Class B common stock issuable upon the exercise of stock options held by Ms. Kamerick that are currently exercisable or become exercisable within 60 days of April 8, 2022
(13)	Consists of (i) 13,333 shares of Class B common stock held by Mr. Radecki, and (ii) 21,101 shares of Class A common stock.
(14)

Consists of (i) 757,042 shares of Class A common stock held by our directors and Executive Officers, (ii) 5,259,826 shares of Class B common stock held by our directors and executive officers, (iii) 5,209 shares of Class B common stock issuable upon the settlement of RSUs held by our directors and executive officers within 60 days of April 8, 2022, (iv) 4,228,383 shares of Class B common stock issuable upon exercise of stock options held by our directors and executive officers that are currently exercisable or become exercisable within 60 days of April 8, 2022, and (v) 8,029,846 shares of Class B common stock beneficially owned by our directors and officers.

ACV AUCTIONS	2022 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	31

TRANSACTIONS WITH RELATED PERSONS

POLICIES AND PROCEDURES FOR TRANSACTIONS WITH RELATED PERSONS

We have adopted a policy that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our common stock and any members of the immediate family of any of the foregoing persons are not permitted to enter into a related person transaction with us without the approval or ratification of our Board or our Audit Committee. Any request for us to enter into a transaction in which the amount involved exceeds $120,000 and an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of any class of our common stock, or any member of the immediate family of any of the foregoing persons, would have a direct or indirect interest, must be presented to our Board or our Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, our Board or our Audit Committee is to consider the material facts of the transaction, including whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

The following is a summary of transactions since January 1, 2021, to which we have been a participant in which:

•	the amount involved exceeded or will exceed $120,000; and

•

any of our directors, executive officers or holders of more than 5% of any class of our Class A common stock or Class B common stock at the time of such transaction, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest.

INDEMNIFICATION AGREEMENTS

Our amended and restated certificate of incorporation contains provisions limiting the liability of directors, and our amended and restated bylaws provide that we will indemnify each of our directors and officers to the fullest extent permitted under Delaware law. Our amended and restated certificate of incorporation and amended and restated bylaws also provide our Board with discretion to indemnify our employees and other agents when determined appropriate by the board. In addition, we have entered into an indemnification agreement with each of our directors and executive officers, which requires us to indemnify them.

EMPLOYMENT OF FAMILY MEMBER

A brother of George Chamoun, our Chief Executive Officer and a member of our Board, is employed by ACV Auctions in the role of National Director, Field Initiatives. Since January 1, 2021, his annual salary in the role of National Director, Field Initiatives has been $150,000, and has remained the same through March 31, 2022. As part of Mr. Chamoun’s fiscal 2021 compensation, he also received a bonus of $324.00 and an RSU award valued at $28,500 at the time of the grant.

ENGAGEMENT OF RELATED LAW FIRM

We have engaged with the law firm of Kramer Levin Naftalis & Frankel LLP (“Kramer Levin”) primarily for services related to labor and employment law. A partner at Kramer Levin is the spouse of Craig Anderson, our Chief Strategy and Corporate Development Officer. We paid $554,056 in legal fees to Kramer Levin for services provided between January 1, 2021 and March  31, 2022. The fees paid to Kramer Levin are within the normal fee structure of the firm.

BANKING RELATIONSHIP

We maintain a bank account with M&T Bank. René Jones, who is a member of our board, is the CEO and Chairman of the Board of Directors for M&T. We paid $842,976 in service charge fees to M&T for banking services provided between January 1, 2021 and March 31, 2022, which are in line with the bank’s normal fee structure.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Some brokers with account holders who are our stockholders may be “householding” our proxy materials. For those stockholders receiving materials in the mail, a single set of proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of proxy materials, please notify your broker or us. Direct your written request to us via email at ACVAuctionsIR@icrinc.com. Stockholders who currently receive multiple copies of the proxy materials at their addresses and would like to request “householding” of their communications should contact their brokers.

ACV AUCTIONS	2022 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	33

ANNUAL REPORT ON FORM 10-K

A copy of our Annual Report on Form 10-K has been posted on the Internet along with this Proxy Statement and is accessible by following the instructions in the Notice of Internet Availability of Proxy Materials. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy-soliciting material.

We have filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 with the SEC. It is available free of charge at the SEC’s web site at www.sec.gov. Stockholders can also access this proxy statement and our Annual Report on Form 10-K at investors.acvauto.com. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 is also available without charge upon written request to us via email at ACVAuctionsIR@icrinc.com.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you receive your proxy materials by mail, we encourage you to elect to receive future copies of our proxy materials by e-mail. To enroll in this program, follow the instructions included on your Notice of Internet Availability of Proxy Materials or in the proxy materials provided by your bank or broker. Enrollment in the online program will remain in effect for as long as your brokerage account is active or until enrollment is canceled. Enrolling to receive proxy materials online will save us the cost of printing and mailing documents and will reduce the environmental impact of our annual meetings

ACV AUCTIONS	2022 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	35

OTHER MATTERS

Our Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons acting as proxies to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Leanne Fitzgerald

Chief Legal Officer and Secretary

April 27, 2022

P.O. BOX 8016, CARY, NC 27512-9903

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:

INTERNET Go To: www.proxypush.com/ACVA • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote
PHONE Call 1-866-425-1701 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions
MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided
You must register prior to the meeting to attend the meeting online and/or participate at www.proxydocs.com/ACVA

ACV Auctions Inc.

Annual Meeting of Stockholders

For Stockholders of record as of April 08, 2022

TIME:	Tuesday, June 7, 2022 4:00 PM, Eastern Time
PLACE:	Annual Meeting to be held live via the internet - please visit www.proxydocs.com/ACVA for more details

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints George Chamoun, William Zerella and Leanne Fitzgerald (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of ACV Auctions Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR EACH NOMINEE FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSAL 2. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

ACV Auctions Inc.

Annual Meeting of Stockholders

Please make your marks like this:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR EACH NOMINEE FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSAL 2

	PROPOSAL		YOUR VOTE		BOARD OF DIRECTORS RECOMMENDS

1.	To elect two Class I directors:	FOR		WITHHOLD

	1.01 George Chamoun	☐		☐	FOR

	1.02 Robert P. Goodman	☐		☐	FOR

		FOR	AGAINST	ABSTAIN

2.	To ratify the appointment by the audit committee of our board of directors of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.	☐	☐	☐	FOR

3.	To conduct any other business properly brought before the Annual Meeting.

You must register prior to the meeting to attend the meeting online and/or participate at www.proxydocs.com/ACVA

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date